EXHIBIT 10.12 (iv)

AMENDMENT THREE

TO

EMPLOYMENT AGREEMENT

Effective January 1, 2003, this AMENDMENT THREE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the “Company”) and Jane E. Niederberger (the “Executive”) hereby amends the EMPLOYMENT AGREEMENT (the “Agreement”) between the parties dated as of the 22nd day of February, 1999, as follows:

1.	Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st day of December, 2004.

2.	The first paragraph of Section 11 of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

3.	Section 16(b) of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

4.	All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT THREE TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Jane E. Niederberger	Anthem Insurance Companies, Inc.

/s/ Jane E. Niederberger	By:	/s/ Larry C. Glasscock

Name: Larry C. Glasscock Title: President and CEO